UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 1, 2025
Date of Report (date of earliest event reported)
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SunCoke Energy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	001-35243 (Commission File Number)	90-0640593 (IRS Employer Identification Number)
1011 Warrenville Road, Suite 600
Lisle,	IL	60532
(Address of principal executive offices and zip code)

(630)	824-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On August 1, 2025, SunCoke Energy, Inc. (the “Company”) completed its previously announced acquisition of Flame Aggregator, LLC, a Delaware limited liability company (“Flame Aggregator”), which, together with its subsidiaries, operates as Phoenix Global, a privately held provider of mission-critical mill services to major steel producing companies.

The acquisition was consummated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among Sun Coal & Coke LLC, a Delaware limited liability company (“Sun Coal & Coke”) and a direct, wholly owned subsidiary of the Company, Metal Services Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of Sun Coal & Coke (“Merger Sub”), Flame Aggregator, and Shareholder Representative Services LLC, a Colorado limited liability company, in its capacity as the representative, agent, and attorney-in-fact for the unitholders of Flame Aggregator.

As contemplated by the Merger Agreement, Merger Sub merged with and into Flame Aggregator, with Flame Aggregator continuing as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”). Pursuant to the Merger Agreement, Flame Aggregator’s unitholders received cash consideration in an amount equal to $325 million, subject to certain customary adjustments for net working capital, cash and cash equivalents, indebtedness and unpaid transaction expenses, all as set forth in the Merger Agreement. The Company funded the transaction with cash on-hand and revolving credit facility borrowing.

The foregoing general description of the Merger and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2025.

Item 7.01 - Regulation FD Disclosure.

On August 4, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information contained under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference to this Current Report on Form 8-K in such filing.

Item 9.01 - Financial Statements and Exhibits.

(a): Financial statements of businesses acquired.

To the extent required, as permitted by Item 9.01(a)(3) of Form 8-K, the Company will provide the financial statements required by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(b): Pro forma financial information.

To the extent required, as permitted by Item 9.01(a)(3) of Form 8-K, the Company will provide the pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(d): Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this item 9.01(d) by reference.

Exhibit No.
99.1	SunCoke Energy, Inc. Press Release, dated August 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding Sun Coal & Coke’s proposed acquisition of Flame Aggregator. Forward-looking statements may be identified by words such as “will,” “expect,” “outlook,” “guidance,” “project,” “anticipate,” “plan,” “estimate,” “target,” “believe,” “would,” “could,” “may,” “continue,” “possible,” “potential,” “should” and other similar words and expressions, though not all forward-looking statements use these words or expressions. These forward-looking statements are based on Company management’s current expectations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to important factors discussed in Part I, Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as any such factors may be updated from time to time in the Company’s other filings with the SEC, including without limitation, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, accessible on the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of August, 2025.

SUNCOKE ENERGY, INC.

By:	/s/ Mark W. Marinko
Name:	Mark W. Marinko
Title:	Senior Vice President and Chief Financial Officer